SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 23, 2003


                             TOMPKINS TRUSTCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   New York                        1-12709                       16-1482357
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(State or other           (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



  The Commons, PO Box 460, Ithaca, NY                                   14851
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

             Exhibit No.     Description
             -----------     -----------

             99.1            Press Release of Tompkins Trustco, Inc. dated
                             July 23, 2003.

Item 9.  Regulation FD Disclosure.

         The information contained in this Item 9 of the Current Report on Form 8-K of Tompkins Trustco, Inc. (the "Company") is being furnished pursuant to "Item 12- Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         On July 23, 2003, the Company issued a press release announcing its earnings for the calendar quarter ended June 30, 2003. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date: July 23, 2003                    By: /s/ JAMES J. BYRNES
                                           -----------------------
                                           James J. Byrnes
                                           Chairman and
                                           Chief Executive Officer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                          EXHIBIT DESCRIPTION                         PAGE
------                          -------------------                         ----


 99.1              Press Release of Tompkins Trustco, Inc. dated              4
                   July 23, 2003.


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